UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2020

INCYTE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-12400 (Commission File Number)	94-3136539 (I.R.S. Employer Identification No.)

1801 Augustine Cut-Off
Wilmington, DE	19803
(Address of principal executive offices)	(Zip Code)

(302) 498-6700

(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value per share	INCY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1997 Employee Stock Purchase Plan Amendment

At the Annual Meeting of Incyte Corporation (the “Company”) held on May 26, 2020 (the “Annual Meeting”), the stockholders of the Company approved an increase in the number of shares of common stock reserved for issuance under the Company’s 1997 Employee Stock Purchase Plan by 750,000 shares, from 8,850,000 shares to 9,600,000 shares. A copy of the Company’s 1997 Employee Stock Purchase Plan, as amended, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following actions were taken at the Annual Meeting:

1.	The following Directors were elected:

	For	Against	Abstain	Broker Non- Votes
Julian C. Baker	175,402,112	9,951,833	401,399	11,420,146
Jean-Jacques Bienaimé	182,370,393	2,883,370	501,581	11,420,146
Paul J. Clancy	181,708,996	3,540,142	506,206	11,420,146
Wendy L. Dixon	183,253,140	2,096,491	405,713	11,420,146
Jacqualyn A. Fouse	177,261,482	8,037,046	456,816	11,420,146
Paul A. Friedman	144,968,103	40,399,927	387,314	11,420,146
Edmund P. Harrigan	183,660,200	1,647,721	447,423	11,420,146
Katherine A. High	184,335,773	962,274	457,297	11,420,146
Hervé Hoppenot	174,678,396	9,919,074	1,157,874	11,420,146

2.	The compensation of the Company’s named executive officers was approved, on a non-binding advisory basis.

For	Against	Abstain	Broker Non-Votes
167,308,259	18,051,368	395,717	11,420,146

3.	The amendment to the Company’s 1997 Employee Stock Purchase Plan was approved.

For	Against	Abstain	Broker Non-Votes
184,246,118	1,145,876	363,350	11,420,146

4.	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year was ratified.

For	Against	Abstain
190,875,092	5,854,163	446,235

5.	The stockholder proposal on whether the chairman of the board should be an independent director was not approved.

For	Against	Abstain	Broker Non-Votes
62,133,761	122,764,201	857,382	11,420,146

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

10.1        1997 Employee Stock Purchase Plan of Incyte Corporation, as amended.

104         Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2020

INCYTE CORPORATION

By:	/s/ Maria E. Pasquale
Maria E. Pasquale
Executive Vice President and
General Counsel